UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING  ACCOUNTANT

On September 13, 2006 Navistar International Corporation (the company) filed a Form 8-K/A (the September 13th Form 8-K/A) regarding the dismissal of the company’s former independent registered public accounting firm, Deloitte & Touche LLP (Deloitte).

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the company provided Deloitte with a copy of its disclosures contained in the September 13th Form 8-K/A and requested that Deloitte furnish the company with a letter addressed to the Securities and Exchange Commission (SEC) stating whether or not it agrees with the statements made by the company in the September 13th Form 8-K/A. Deloitte declined to respond to the September 13th Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
            Registrant

Date: September 27, 2006	/s/ William A. Caton

William A. Caton Executive Vice President and Chief Financial Officer